CONSULTING GROUP CAPITAL MARKETS FUNDS (the “Trust”)

Supplement dated December 6, 2005

To The Prospectus dated December 29, 2004

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and any supplements thereto. Defined terms have the same meanings as set forth in the Prospectus.

Effective immediately, the last sentence under the heading “Principal investment strategies” on page 36 of the Trust’s Prospectus has been replaced with the following:

The Portfolio will normally hedge at least 80% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Effective immediately, the first sentence under the heading “Swaps” on page 48 of the Trust’s Prospectus has been replaced with the following:

Swaps. Emerging Markets Equity Investments, with respect to 20% of the total assets allocated to SSgA, Core Fixed Income Investments, with respect to 20% of the Portfolio’s total assets and International Fixed Income Investments, with respect to 20% of the Portfolio’s total assets, may enter into swap agreements.

TK 2088 12/04 S12